Exhibit  99.2

                           FORM OF PURCHASE AGREEMENT



                               PROPOSED FINANCING

                                       OF


                                    LIFECELL



                              LIFECELL CORPORATION



BY READING THE INFORMATION CONTAINED WITHIN THIS DOCUMENT, THE RECIPIENT AGREES WITH LIFECELL CORPORATION AND WELLS FARGO SECURITIES, LLC TO MAINTAIN IN CONFIDENCE SUCH INFORMATION, TOGETHER WITH ANY OTHER NON-PUBLIC INFORMATION REGARDING LIFECELL CORPORATION OBTAINED FROM LIFECELL CORPORATION, WELLS FARGO SECURITIES, LLC OR THEIR AGENTS DURING THE COURSE OF THE PROPOSED FINANCING. LIFECELL CORPORATION AND WELLS FARGO SECURITIES, LLC HAVE CAUSED THESE MATERIALS TO BE DELIVERED TO YOU IN RELIANCE UPON SUCH AGREEMENT AND UPON RULE 100(B)(2)(II) OF REGULATION FD AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.




                                [GRAPHIC OMITTED]
                          Wells Fargo Securities, LLC

                                  CONFIDENTIAL

                         SUMMARY OF TERMS AND CONDITIONS

     This Confidential Summary of Terms and Conditions is not intended to be contractually binding, other than the section entitled "Confidential Information," and is subject in all respects (other than with respect to such section) to the execution of the Stock Purchase Agreement.


Issuer: . . . . . . . .  LifeCell  Corporation,  a  Delaware  corporation  (the
                         "Company").

Securities  Offered: . . Up  to 3,701,257 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), subject to adjustment by the Company (the "Offering").

Pre- and Post-Offering
Capitalization of the
Company: . . . . . . . .   Type              Pre-Financing       Post-Financing
                           ----
                                               Shares(1)           Shares(2)
                                               ---------           ---------
                         Common Stock         21,429,841          25,131,098
                         Preferred Stock(3)       71,768              71,768
                         Stock Options and
                         Warrants(4)           4,355,824           4,355,824
                                              ----------           ---------
                         Total (fully diluted
                         Common Stock
                         equivalents)         28,385,963          32,087,220

                         (1)  As  of  August  1,  2003.
                         (2) Assumes 3,701,257 Shares sold by the Company in the Offering.
                         (3) Series B Preferred Stock. Convertible into an aggregate of 2,600,298 shares of Common Stock. See the Company's Certificate of Incorporation and other public filings for the rights, preferences and privileges of the Series B Preferred Stock.
                         (4) Includes outstanding Common Stock options that were vested as of or vest within 60 days after August 1, 2003 but excludes unvested Common Stock options covering 1,345,037 shares.

Purchase Price: . . . .  The  purchase  price  of  the  Common Stock sold in the
                         Offering will be determined based upon the negotiations between the Company and the investors participating in this Offering (the "Investors").

Use of Proceeds to
Company:. . . . . . . .  For  working  capital  and  general corporate purposes.

Subscription Date and
Closing Date: . . . . .  The  Company  and  each  Investor shall execute a Stock
                         Purchase Agreement in substantially the form set forth herein (the "Agreements") and each Investor shall execute an Investor Questionnaire in substantially the form set forth herein. The date as of which the Company has executed Stock Purchase Agreements with Investors for the purchase of at least 3,294,000 Shares and has notified the placement agent for this Offering in writing that it is no longer accepting Stock Purchase Agreements from Investors (other than series B Holders) is sometimes referred to herein as the "Subscription Date." The closing of the Offering shall occur, and the certificates representing the Shares shall be issued to the Investors and funds paid to the Company therefor, on August [ ], 2003 (the "Closing Date").

Investor Qualifications: Each  Investor  must  be  an  "accredited  investor" as defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and must represent and warrant to the Company that it is acquiring the Shares for investment with no present intention of distributing any of the Shares. The Stock Purchase Agreement contains other appropriate representations and warranties of the Investor to the Company. As part of the Stock Purchase Agreement signature page, the Company has included certain questions for each Investor to complete regarding such Investor. In addition, the Investor Questionnaire set forth herein contains questions for each Investor regarding its status as an "accredited investor." The Company will use the answers from each Investor as part of its own procedures to confirm the accuracy of the statements as to such Investor in the Registration Statement, including the information in the sections to be entitled "Selling Stockholders" and "Plan of Distribution." The Investors might be deemed
                         "underwriters" as that term is defined in the Securities Act. Underwriters have statutory responsibilities as to the accuracy of any Registration Statement used by them.

Risk  Factors:. . . . .  The  Shares  offered  hereby  involve  a high degree of risk. See the disclosure relating to the risks affecting the Company set forth in the documents filed by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended.

Right of First Refusal:  Holders  of  the  Company's  Series  B  Preferred Stock
                         ("Series B Holders") own an aggregate of approximately 11% of the outstanding capital stock of the Company on a fully-diluted basis. Pursuant to the Securities Purchase Agreement dated as of November 18, 1996 by and among the Company and the Series B Holders (the "Series B Purchase Agreement"), the Series B Holders have a right to purchase approximately 11% of the shares offered in the Offering. Promptly after the execution of Stock Purchase Agreements for the issuance and sale of shares of Common Stock to third parties, the Company will send a notification to each Series B Holder of such sale and offer each Series B Holder the right to purchase a number of shares of Common Stock equal to such Series B Holder's Percentage Share (as defined in the Series B Purchase Agreement). Pursuant to the Series B Purchase Agreement, the Company is required to keep the offering to the Series B Holders open for 30 days with an additional 7 days to satisfy oversubscription rights.

Registration of
Common Stock: . . . . .  The  Company  will  use  its  best  efforts, subject to receipt of necessary information from the Investors, to cause a Registration Statement on Form S-3 relating to the resale of the Common Stock by the Investors to be filed with the Securities and Exchange Commission within 50 days following the Closing Date, and to cause such Registration Statement to become effective within 90 days following the Closing Date. Subject to certain blackout periods, the Company is obligated to use best efforts, with respect to each Investor's Shares, to maintain the Registration Statement's effectiveness until the earlier of (i) two years after the closing of the Offering, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in the Offering have been sold pursuant to a registration statement.

Liquidated Damages: . .  In  the  event  that the Registration Statement: (i) is not filed by the Company within 50 days after the Closing Date; (ii) is not declared effective by the SEC on or prior to 90 days after the Closing Date; or (iii) ceases to be effective and available to Investor for any continuous period that exceeds 30 days or for one or more periods that exceed in the aggregate 60 days in any 12-month period (each, a "Registration Default"), the Company shall pay the Investors, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investors; provided that in no event shall the aggregate amount of cash to be paid exceed 9% of the aggregate purchase price. The foregoing payments shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

Limitations on Sales
Pursuant to Registration
Statement:. . . . . . .  To  resell  Shares  pursuant  to  the  Registration
                         Statement,  the  Investor  will  be  required  to:

                         (a) Deliver, prior to selling any Shares, a current prospectus of the Company to the transferee (or arrange for delivery to the transferee's broker). Upon receipt of a written request therefor, the Company has agreed to provide an adequate number of current prospectuses to each Investor and to supply copies to any other parties requiring such prospectuses. In certain circumstances, the Company may suspend the effectiveness of the Registration Statement for certain periods of time during which the Investors will not be able to resell their Shares. In the event of such a suspension, the Company will notify each Investor in writing and, subject to certain conditions, will use best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after such suspension begins, and will promptly deliver a revised prospectus, if applicable, for each Investor's use.

                         (b) Deliver the stock certificate along with the Certificate of Subsequent Sale in the form attached to the Stock Purchase Agreement to the Company and its transfer agent so that the Shares may be properly transferred.

Share Certificates: . .  Certificates  evidencing  the  Shares  will  bear  a restrictive legend stating that such Shares may not be resold except as permitted under the Securities Act pursuant to a Registration Statement that has been declared effective or an exemption therefrom, and may be resold subject to certain limitations and procedures agreed to in the Stock Purchase Agreement.

Indemnification:. . . .  By  executing  the  Stock  Purchase  Agreement,  each
                         Investor will agree to indemnify the Company against certain liabilities.


Nasdaq National
Market ("Nasdaq")
Symbol: . . . . . . . .  LIFC

Confidential
Information:. . . . . .  The recipient of this Confidential Summary of Terms and
                         Conditions and the materials attached hereto agrees with the Company and Wells Fargo Securities, LLC to maintain in confidence this disclosed information, together with any other non-public information regarding the Company obtained from the Company, Wells Fargo Securities, LLC or their agents during the course of the proposed Offering. The Company and Wells Fargo Securities, LLC have caused these materials to be delivered to you in reliance upon such agreement and upon Rule 100(b)(2)(ii) of Regulation FD as promulgated by the Securities and Exchange Commission.

Company's Counsel: . .   Lowenstein  Sandler PC, 65 Livingston Avenue, Roseland,
                         New  Jersey 07068-1791; tel. (973) 597-2500, fax. (973)
                         597-2400;  Attn:  Steven  Skolnick,  Esq.

Transfer Agent: . . . .  Computershare  Investor  Services, LLC, 2 North LaSalle
                         Street,  Chicago,  IL  60602;  tel.  (312)  588-4289.

Placement Agent:. . . .  The  Company has engaged Wells Fargo Securities, LLC to act as placement agent in connection with the Offering. The placement agent will receive from the Company a fee based on a percentage of the gross proceeds from the sale of the Shares. In addition, Roth Capital Partners, LLC will also receive compensation from the Company in connection with the Offering.

Placement Agent's
Counsel:. . . . . . . .  Testa,  Hurwitz  &  Thibeault,  LLP,  125  High Street,
                         Boston,  MA  02110;  tel.  (617)  248-7000,  fax. (617)
                         248-7100;  Attn:  Jocelyn  M.  Arel,  Esq.

                         INSTRUCTION SHEET FOR INVESTOR

  (To be read in conjunction with the entire Stock Purchase Agreement and the
                            Investor Questionnaire)

A. Complete the following items in the Stock Purchase Agreement and in the Investor Questionnaire:

     1. Provide the information regarding the Investor requested on the signature pages (pages 7 and 22). Please submit a separate Stock Purchase Agreement and Investor Questionnaire for each individual fund/entity that will hold the Shares. The Stock Purchase Agreement and the Investor Questionnaire must be executed by an individual authorized to bind the Investor.

     2.     Return  the  signed  Stock  Purchase  Agreement  and  Investor
Questionnaire  to:

                    LifeCell  Corporation
                    One  Millennium  Way
                    Branchburg,  NJ  08876-3876
                    Attn:  Steven  T.  Sobieski
                    Phone:  (908)  947-1100
                    Fax:  (908)  947-1092

               And  fax  copies  to:

                    Wells  Fargo  Securities,  LLC
                    530  Fifth  Avenue,  19th  Floor
                    New  York,  NY  10036
                    Attn:  William  H.  Lewis
                    Phone:  (212)  805-1683
                    Fax:      (212)  805-1697

                    And

                    Lowenstein  Sandler  PC
                    65  Livingston  Avenue
                    Roseland,  New  Jersey  07068-1791
                    Attn:  Steven  Skolnick
                    Phone:  (973)  597-2500
                    Fax:  (973)  597-2400

     An executed original Stock Purchase Agreement and Investor Questionnaire or a fax thereof must be received by 2:00 p.m., New York City time, on a date to be determined and distributed to the Investor at a later date.

B. Instructions regarding the transfer of funds for the purchase of Shares will be faxed to the Investor by the Company at a later date.

C. To resell the Shares after the Registration Statement covering the Shares is effective:

          1. Provided that a Suspension of the Registration Statement pursuant to Section 7.2(c) of the Stock Purchase Agreement is not then in effect pursuant to the terms of the Stock Purchase Agreement, the Investor may sell Shares under the Registration Statement, subject to the notification provisions in the Stock Purchase Agreement, provided that it arranges for delivery of a current Prospectus to the transferee. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to each investor and to supply copies to any other parties requiring such Prospectuses.

          2. The Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached as Exhibit A to the Stock Purchase Agreement, so that the Shares may be
            ---------
properly transferred.

                            STOCK PURCHASE AGREEMENT

LifeCell  Corporation


Ladies  &  Gentlemen:

     The  undersigned, _________________________________(the "Investor"), hereby confirms  its  agreement  with  you  as  follows:

1. This Stock Purchase Agreement is made as of August __, 2003 between LifeCell Corporation, a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to 3,701,257 shares (the "Shares") of common stock of the Company, $0.001 par value per share (the "Common Stock") to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ___________ Shares for a purchase price of $4.25 per share, or an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "Terms and Conditions"). This Stock Purchase Agreement, together with the Terms of Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the "Agreement". Unless otherwise requested by the Investor, the certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

AGREED  AND  ACCEPTED:
---------------------
LifeCell  Corporation              Investor:
                                            ------------------------------------
                                   By:
                                      ------------------------------------------

-------------------------------
By:                                Print  Name:
                                               ---------------------------------
Title:
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                   Tax  ID  No.:
                                                --------------------------------

                                   Contact  name:
                                                 -------------------------------

                                   Telephone:
                                             -----------------------------------

                                   Name in which shares should be registered (if different):

                                   ---------------------------------------------

                                    ANNEX I

                  TERMS AND CONDITIONS FOR PURCHASE OF SHARES


     1.   Authorization  and  Sale  of  the Shares.  Subject  to these Terms and
          ----------------------------------------
Conditions, the Company has authorized the sale of up to 3,701,257 Shares. The Company reserves the right to increase or decrease this number.

     2.   Agreement  to  Sell  and  Purchase  the  Shares;  Subscription  Date.
          --------------------------------------------------------------------

          2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares as set forth in
Section 3 of the Stock Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

          2.2 The Company may enter into the same form of Stock Purchase Agreement, including these Terms and Conditions, with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and the Stock Purchase Agreement to which these Terms and Conditions are attached and the Stock Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of at least 3,294,000 Shares, and (ii) notified Wells Fargo Securities, LLC, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors (other than Series B Holders) for the purchase of Shares. The Company may not enter into any Agreements after the Subscription Date.

          2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below), and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

     3.   Delivery  of  the  Shares  at Closing.  The completion of the purchase
          -------------------------------------
and sale of the Shares (the "Closing") shall occur (the "Closing Date") on August __, 2003, at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares, as is set forth in Section 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock Purchase
Agreement,  in  the  name  of  a  nominee  designated  by  the  Investor.

     The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth in Section 3 of the Stock Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) Investors shall have executed Agreements for the purchase of at least 3,294,000 Shares, (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and (c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company's counsel as to certain of the matters set forth in Section 4 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares.

     4.   Representations,  Warranties  and  Covenants  of  the  Company.  The
          --------------------------------------------------------------
Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1  Organization and Qualification. The Company is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. The Company has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as now conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K (the "Exchange Act Documents") and to enter into and perform its obligations under the Agreements. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect") and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          4.2  Capital  Stock.  The capitalization of the Company as of June 30,
               --------------
2003 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) the exercise of outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The issued and outstanding shares of the Company's preferred stock, par value $.001 per share (the "Preferred Stock"), and Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of or are not otherwise subject to any preemptive or other similar rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or other securities or any shares of capital stock or other securities of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Exchange Act Documents accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the capital stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          4.3  Issuance,  Sale  and Delivery of the Shares. The Shares have been
               -------------------------------------------
duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights (which have not been waived) to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to the Agreements. Except for rights disclosed in the Exchange Act Documents, no stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares.

          4.4  Due  Execution,  Delivery  and Performance of the Agreements. The
               ------------------------------------------------------------
Company has full legal right, corporate power and authority to enter into the Agreements and to perform the transactions contemplated thereby. The Agreements have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Agreements, the issuance and sale of the Shares under the Agreements, the fulfillment of the terms of the Agreements by the Company and the consummation of the transactions contemplated thereby will not (a) violate any provision of the charter, by-laws or other organizational documents of the Company, (b) result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, material bond, debenture, note or other evidence of indebtedness, contract, loan agreement, joint venture or other agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court, arbitration panel or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties or (c) result in an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of the Agreements or the consummation of the transactions contemplated hereby or thereby, except for compliance with Blue Sky laws and federal securities laws applicable to the offering and registration for resale of the Shares and compliance with the rules and regulations of the securities exchange or trading market on which the Common Stock is listed. Upon the execution and delivery, and assuming the valid execution of the Agreements by the Investors, each of the Agreements will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

          4.5  Financials.  The  Company's  financial  statements (including all
               ----------
notes and schedules thereto) included in the Exchange Act Documents present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

          4.6 No Defaults. The Company is not (i) in violation or default of any
              ------------
provision of its certificate of incorporation, bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for violations, breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

          4.7  Contracts.  The contracts described in the Exchange Act Documents
               ---------
as being in effect on the date hereof that are material to the Company, are in full force and effect on the date hereof, and the Company is not, nor to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

          4.8  No  Actions.  Except  as disclosed in the Exchange Act Documents,
               -----------
there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by the Agreements or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of the operations of the Company (a "Material Adverse Change"); and all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Exchange Act Documents, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material. Except as disclosed in the Exchange Act Documents, the Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

          4.9  Labor.  No labor dispute with the employees of the Company exists
               -----
or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, have a Material Adverse Effect.

          4.10  Properties. The Company has valid title to all its properties as
                ----------
described in the Exchange Act Documents, and such properties are not subject to any lien, mortgage, pledge, charge or encumbrance of any kind, except (i) those, if any, reflected in the financial statements of the Company (including the notes thereto) contained in the Exchange Act Documents, or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Exchange Act Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted.

          4.11  No Material Change. Since June 30, 2003, (i) the Company has not
                ------------------
incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or in a Material Adverse Effect;
(ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares and shares or options issued pursuant to employee and director stock option plans approved by the Company's Board of Directors or indebtedness material to the Company (other than in the ordinary course of business); and (v) there has not been a change that would result in a Material Adverse Change.

          4.12 Intellectual Property. Except as otherwise specifically disclosed
               ---------------------
in the Exchange Act Documents, (i) the Company owns or has obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property") or as proposed to be conducted as described in the Exchange Act Documents; (ii) the Company has not received notice of any third parties claiming any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company ; (iii) to the Company's knowledge, there is currently no infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any material Intellectual Property owned, licensed or optioned by the Company; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company; and (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

          4.13  Compliance. The Company's Common Stock is registered pursuant to
                ----------
Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing. Except as disclosed in the Exchange Act Documents, the Company has not been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

          4.14  Environmental  Matters.  Except as disclosed in the Exchange Act
                ----------------------
Documents and except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) the Company is in compliance with all applicable Environmental Laws, (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits, authorizations and approvals, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company and (D) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          4.15  Taxes.  The Company has filed or obtained filing extensions with
                -----
respect to all federal, state, local and foreign income and franchise tax returns material to the Company, and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

          4.16  Transfer Taxes. On the Closing Date, all stock transfer or other
                --------------
taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investors hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

          4.17 Insurance. The Company maintains insurance of the type and in the
               ---------
amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

          4.18  Contributions.  The  Company has not directly or indirectly, (i)
                -------------
made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or
(ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          4.19  Investment  Company.  The  Company is not, and immediately after
                -------------------
receipt of payment for the Shares will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          4.20  Related  Party Transactions. No transaction has occurred between
                ---------------------------
or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Exchange Act Documents that is not so described.

          4.21  Books  and  Records;  Internal  Controls. The books, records and
                ----------------------------------------
accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's certifying officers have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Form 10-K or Form 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within ninety (90) days prior to the filing date of each Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be (such date, the "Evaluation Date") for which such evaluation was required by all applicable Exchange Act Rules. The Company presented in each Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is used in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

          4.22  Regulatory  Matters.  Except  as  described  in the Exchange Act
                -------------------
Documents, to the Company's knowledge, there are no rulemaking or similar proceedings before The United States Food and Drug Administration or comparable federal, state, local or foreign government bodies which involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a Material Adverse Change.

          4.23  Employee  Agreements.  To  the  knowledge of the Company, if any
                --------------------
full-time employee identified in the Exchange Act Documents has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Exchange Act Documents or such person's performance of his obligations to the Company; and the Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

          4.24  Finders' Fees. With the exception of Wells Fargo Securities, LLC
                -------------
and Roth Capital Partners, LLC, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

          4.25  Governmental  Permits,  Etc.  With  the exception of the matters
                ---------------------------
which are dealt with separately in Sections 4.1, 4.13, 4.27 and 4.28, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

          4.26  Disclosure.  The  representations  and warranties of the Company
                ----------
contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

          4.27  Reporting  Status.  The Company has filed in a timely manner all
                -----------------
documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The Company is eligible to use Form S-3 to register the Shares to be offered for the account of the Investors. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

          (a) Annual Report on Form 10-K for the year ended December 31, 2002, Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 and Proxy Statement on Schedule 14A filed on April 24, 2003; and

          (b) all other documents, if any, filed by the Company with the SEC during the period between the filing of the Form 10-K for the year ended December 31, 2002 and the date of the Agreement pursuant to the reporting requirements of the Exchange Act.

          4.28  Listing.  The  Company  shall comply  with  all  requirements of
                -------
the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing of the Shares on the Nasdaq National Market.

          4.29  No Manipulation of Stock.  The Company has not taken and will
                ------------------------
not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          4.30  Foreign  Corrupt  Practices.  Neither the  Company, nor  to  the
                ---------------------------
knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          4.31  Accountants.  To  the  Company's  knowledge,
                -----------
PriceWaterhouseCoopers LLP, who the Company expects will consent to the incorporation by reference of its report dated February 12, 2003 with respect to the financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

          4.32  Private  Offering.  Assuming  the  correctness  of  the
                -----------------
representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares hereunder is exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Shares other than the documents of which this Agreement is a part or the Exchange Act Documents. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares as contemplated by the Agreements, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

     5.   Representations,  Warranties  and  Covenants  of  the  Investor.
          ---------------------------------------------------------------

          5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares, as set forth in Section 3 of the Stock Purchase Agreement, in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares, as set forth in
Section  3  of  the  Stock Purchase Agreement, relied only upon the Exchange Act
Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

          5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

          5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

          5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          5.5 Investor will not use any of the Shares acquired pursuant to this Agreement, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

          5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

          5.7 The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

     6.   Survival  of  Representations,  Warranties  and  Agreements.
          -----------------------------------------------------------
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

     7.   Registration  of  the  Shares;  Compliance  with the Securities Act.
          -------------------------------------------------------------------

          7.1  Registration  Procedures  and  Other  Matters. The Company shall:
               ---------------------------------------------

               (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 50 days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

               (b) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use its best efforts to cause the Registration Statement to become effective within 30 days after the Registration Statement is filed by the Company such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 30-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

               (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the "Prospectus") as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this Offering have been sold;

               (d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement and Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses;

               (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; and

               (g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

     The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the
                                                   --------  -------
Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

          7.2  Transfer  of  Shares  After  Registration;  Suspension.
               ------------------------------------------------------

               (a) The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

               (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

               (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

               (d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon the written opinion of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

               (e) Provided that a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

               (f) In the event of a sale of Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may
                                               ---------
be  properly  transferred.

          7.3  Indemnification.  For  the  purpose  of  this  Section  7.3:
               ---------------

          (i) the term "Selling Stockholder" means the Investor and any affiliate of such Investor;

          (ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

          (iii) the term "Untrue Statement" means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any Untrue Statement, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended or supplemented from time to time, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case
        --------  -------
to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or the failure of such Selling Stockholder to comply with its covenants and agreements contained in
Section 7.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

               (b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares, or (ii) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor's aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Shares.

               (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however,
                                                              --------  -------
that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided
                                                                        --------
that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

               (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such Untrue Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its sale of Shares to which such loss relates and shall not be joint with any other Selling Stockholders.

               (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

          7.4  Termination  of  Conditions  and  Obligations.  The  conditions
               ---------------------------------------------
precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5  Information  Available.  So long as the Registration Statement is
               ----------------------
effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor upon reasonable request from the Investor:

               (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

               (b)  all  exhibits  excluded by the parenthetical to subparagraph
(a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

               (c) an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Principal Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

          7.6  Legend; Restrictions on Transfer. The certificate or certificates
               --------------------------------
for the Shares (and any securities issued in respect of or exchange for the Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          7.7  Liquidated  Damages.  The  Company  and  Investor  agree  that
               -------------------
Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 50 days after the Closing Date in accordance with
Section 7.1(a) (such an event, a "Filing Default"); (b) if the Registration Statement is not declared effective by the SEC on or prior to 90 days after the Closing Date (such an event, an "Effectiveness Default"); or (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to Investor for any continuous period that exceeds 30 days or for one or more period that exceeds in the aggregate 60 days in any 12-month period (such an event, a "Suspension Default" and together with a Filing Default and an Effectiveness Default, a "Registration Default"). In the event of a Registration Default, the Company shall as Liquidated Damages pay to Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this Section 7.7 exceed 9% of the aggregate purchase price paid by Investor. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the 51st day after the Closing Date, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 91st day after the Closing Date, and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 7.2. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

     8.  Notices.  All  notices,  requests,  consents  and  other communications
         -------
hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

     (a)  if  to  the  Company,  to:

                    LifeCell Corporation
                    One  Millennium  Way
                    Branchburg,  NJ  08876-3876
                    Attn:  Steven  T.  Sobieski
                    Phone:  (908)  947-1100
                    Fax:  (908)  947-1092

     (b)  with  a  copy  to:

                    Lowenstein  Sandler  PC
                    65  Livingston  Avenue
                    Roseland,  NJ  07068-1791
                    Attn:  Steven  Skolnick,  Esq.
                    Phone:  (973)  597-2500
                    Fax:  (973)  597-2400


     (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     9.  Changes.  This  Agreement  may  be  modified,  amended  or  waived only
         -------
pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

     10.  Headings.  The  headings  of  the  various  sections of this Agreement
          --------
have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     11.  Severability.  In  case  any  provision  contained  in  this Agreement
          ------------
should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12.  Governing  Law.  This  Agreement  shall  be governed by, and construed
          --------------
in accordance with, the internal laws of the State of New Jersey, without giving effect to the principles of conflicts of law.

     13.  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
          ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     14.  Entire  Agreement.  This  Agreement  constitute  the  entire agreement
          -----------------
between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the resale registration of the Shares.

     15.  Rule  144.  The Company covenants that it will timely file the reports
          ---------
required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

     16.  Confidential  Information.
          -------------------------

          (a) The Investor represents to the Company that, at all times during the Company's offering of the Shares, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

          (b) The Company shall on the Closing Date issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares sold and proceeds therefrom). The Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or the Nasdaq (other than the filing of the Agreements with the SEC pursuant to the Exchange Act and in the Registration Statement), without the prior written consent of Investor, except to the extent such disclosure is required by law or Nasdaq regulations.

     17.  No  Third-Party  Beneficiaries.  This  Agreement  is  intended for the
          ------------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                              LIFECELL CORPORATION

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

     To:     LifeCell  Corporation
             One  Millennium  Way
             Branchburg,  NJ  08876-3876

     This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, of LifeCell Corporation (the
"Securities"). The Securities are being offered and sold by LifeCell Corporation (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.     BACKGROUND  INFORMATION
       -----------------------

Name:
     ---------------------------------------------------------------------------

Business  Address:
                  --------------------------------------------------------------
                                    (Number and Street)

--------------------------------------------------------------------------------
(City)                              (State)                         (Zip  Code)


Telephone  Number: (___)
                        --------------------------------------------------------

Residence  Address:
                   -------------------------------------------------------------
                                    (Number and Street)


--------------------------------------------------------------------------------
(City)                              (State)                         (Zip  Code)

Telephone  Number: (___)
                        --------------------------------------------------------

If  an  individual:

     Age:              Citizenship:            Where registered to vote:
         ---------                 ---------                            --------

If a corporation, partnership, limited liability company, trust or other entity:

     Type  of  entity:
                      ----------------------------------------------------------
     State  of  formation:                         Date  of  formation:
                          ---------------------                        ---------

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence to (check one):      Residence Address
                                        -----

                                             Business Address
                                        -----

Current  ownership  of  securities  of  the  Corporation:
     ____________ shares of common stock, par value $0.001 per share (the "Common Stock")
     ____________ shares of Series B Preferred Stock, $0.001 par value per share options or warrants to purchase __________ shares of Common Stock

B.   STATUS  AS  ACCREDITED  INVESTOR
     --------------------------------

     The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial
                                                                  --------------
one  or  more,  as  applicable): (1)
------------------------------

     ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

     ____  (2)     a  private business development company as defined in Section
202(a)(22)  of  the  Investment  Adviser  Act  of  1940;

     ____  (3)     an  organization  described  in  Section  501(c)(3)  of  the
Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

     ____  (4)     a  natural  person  whose  individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

     ____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     ____  (6)     a  trust,  with  total  assets  in  excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

     ____  (7)     an  entity  in  which all of the equity owners are accredited investors  (as  defined  above).


---------------
     (1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C.   REPRESENTATIONS
     ---------------

     The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Exchange Act Documents.

          IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _______, 2003, and declares under oath that it is truthful and correct.



                                   ---------------------------------------------
                                   Print Name


                                   By:
                                      ------------------------------------------
                                         Signature

                                   Title:
                                         ---------------------------------------
                                            (required for any purchaser that
                                            is a corporation, partnership, trust
                                            or other entity)

                              [COMPANY LETTERHEAD]


                                 _________, 200_





     Re:     LifeCell Corporation; Registration Statement on Form S-3
             --------------------------------------------------------

Dear Selling Stockholder:

     Enclosed please find five (5) copies of a prospectus dated ______________, ____ (the "Prospectus") for your use in reselling your shares of common stock,
             ----------
$0.001  par value (the "Shares"), of LifeCell Corporation (the "Company"), under
                        ------                                  -------
the Company's Registration Statement on Form S-3 (Registration No. 333-        )
(the  "Registration  Statement"),  which  has  been  declared  effective  by the
       -----------------------
Securities and Exchange Commission. AS A SELLING STOCKHOLDER UNDER THE REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE PROSPECTUS TO EACH PURCHASER OF YOUR SHARES, EITHER DIRECTLY OR THROUGH THE BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SHARES.

     The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, Computershare Investor Services, LLC (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the "Representation
                                  ---------
Letter"). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

     Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(S) ON AN ONGOING BASIS TO ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

     IN ORDER TO MAINTAIN THE ACCURACY OF THE PROSPECTUS, YOU MUST NOTIFY THE UNDERSIGNED UPON THE SALE, GIFT, OR OTHER TRANSFER OF ANY SHARES BY YOU, INCLUDING THE NUMBER OF SHARES BEING TRANSFERRED, AND IN THE EVENT OF ANY OTHER CHANGE IN THE INFORMATION REGARDING YOU WHICH IS CONTAINED IN THE PROSPECTUS. FOR EXAMPLE, YOU MUST NOTIFY THE UNDERSIGNED IF YOU ENTER INTO ANY ARRANGEMENT WITH A BROKER-DEALER FOR THE SALE OF SHARES THROUGH A BLOCK TRADE, SPECIAL OFFERING, EXCHANGE DISTRIBUTION OR SECONDARY DISTRIBUTION OR A PURCHASE BY A BROKER-DEALER. DEPENDING ON THE CIRCUMSTANCES, SUCH TRANSACTIONS MAY REQUIRE THE FILING OF A SUPPLEMENT TO THE PROSPECTUS IN ORDER TO UPDATE THE INFORMATION SET FORTH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN THE PROSPECTUS.

     Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at LifeCell Corporation, One Millennium Way, Branchburg, New Jersey 08876-3876. Thank you.

                                         Sincerely,



                                         Principal Financial Officer

                                                                       Exhibit A
                                                                       ---------

                         CERTIFICATE OF SUBSEQUENT SALE
                         ------------------------------

Computershare Investor Services, LLC
2 North LaSalle Street
Chicago, IL 60602


          RE: Sale of Shares of Common Stock of LifeCell Corporation (the "Company") pursuant to the Company's Prospectus dated _____________, 2003 (the "Prospectus")

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):
                                           -------------------------------------

Record Holder (e.g., if held in name of nominee):
                                                 -------------------------------

Restricted Stock Certificate No.(s):
                                    --------------------------------------------

Number of Shares Sold:
                      ----------------------------------------------------------

Date of Sale:
             -------------------------------------------------------------------

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                            Very truly yours,

Dated:                                      By:
      ----------------------------             ---------------------------------

                                            Print Name:
                                                       -------------------------

                                            Title:
                                                  ------------------------------

cc:  LifeCell Corporation
     One Millennium Way
     Branchburg, New Jersey 08876-3876
     Attn:  Principal Financial Officer